UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Protara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue South Third Floor New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-0337

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 10, 2023, Protara Therapeutics, Inc. (“we”, “us”, the “Company”) disclosed that the majority of our cash, cash equivalents and marketable debt securities required to fund our operations is invested in a variety of short-term and high-credit treasury and corporate bonds and other highly liquid investments, none of which is invested in or managed by Silicon Valley Bank (“SVB”).  We do maintain an operating account with SVB, which holds funds we typically use to pay our monthly operating expenses.  On March 8, 2023, we announced that as of December 31, 2022, our cash, cash equivalents and marketable debt securities totaled $102.3 million.  We do not believe that the issues faced by SVB will impact our operations or liquidity and we reiterate our guidance on cash runway into 2025.

The information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding risks and uncertainties. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any forward-looking statement except as required by law. These forward-looking statements are based on estimates and assumptions by the Company’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from historical results or those anticipated or predicted by the Company’s forward-looking statements as a result of various important factors, including, but not limited to, the impact of general economic, industry, market or political conditions and the other risks and uncertainties identified in the Company’s periodic filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTARA THERAPEUTICS, INC.

Date: March 10, 2023	By:	/s/ Patrick Fabbio
Patrick Fabbio
Chief Financial Officer

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